Exhibit 13.2

Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Morné Engelbrecht, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge,

1) the Annual Report on Form 20-F of Metals Acquisition Limited for the year ended December 31, 2023, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Metals Acquisition Limited.

28
Dated: March 28, 2024	/s/ Morné Engelbrecht
Morné Engelbrecht
Chief Financial Officer (Principal Financial Officer)